Exhibit No. 99.1

About IMSI

Founded in 1982, IMSI has established a tradition of providing the professional and home user with innovative technology and easy-to-use, high-quality software products at affordable prices. The company maintains two business divisions. The Precision Design division, anchored by IMSI’s flagship product, TurboCAD® and the DesignCAD(TM) line, also develops and markets other visual content and design software such as FloorPlan® 3D and TurboCADCAM. The division also includes several online properties focused on the sale of content and services to the architectural, engineering and construction market thru its stock house plans site at Houseplans.com, its CAD add-on store, Cadalog.com and the online CAD symbol site, CADsymbols.com. The Consumer Software Solutions division, which is anchored by Allume Systems, Inc. (formerly Aladdin Systems, Inc.), provides small businesses and consumers with software solutions through its popular products such as StuffIt®, Internet Cleanup®, SpamCatcher®, TurboProject®, FormTool®, FlowCharts&More(TM), HiJaak® and TurboTyping(TM). More information about IMSI can be found at www.imsisoft.com and www.allume.com.

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under “Factors Affecting Future Operating Results” in the company’s annual report on Form 10-KSB for the year ended June 30, 2004, and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

IMSI

International Microcomputer Software, Inc.

BUSINESS SUMMARY

September 15, 2004

Roth Capital Partners/Redchip Discovery Day

Index

IMSI Mission Statement & Objective

MISSION STATEMENT

IMSI is committed to being a leading provider of utilities and precision design software and services to the small business and consumer markets.

OBJECTIVES

- To maintain our leadership position in the sale of utilities that protect and deliver content.
- To continue to be a leading on-line marketer of design solutions.
- To expand our customer base and on-line traffic by growing our proprietary network of websites.
- To increase cash flow and meet or exceed FY 2005 revenue estimates in the range of $23.5 to $24.8 million and earnings per share between $0.05 and $0.07.

IMSI Sustainable Competitive Advantages

- Well established proprietary file formats (StuffIt and TurboCAD)
- Large recurring revenue stream (StuffIt and TurboCAD)
- Category dominant domain names (houseplans.com & homeplan.com)

IMSI at a Glance

IMSI

COMPANY BACKGROUND:

- Founded in 1982 and went public in 1987 (OTC: IMSLOB).
- Leading developer and publisher of utilities and precision design software and services.
- Strong balance sheet to aggressively grow top line revenue through acquisitions and existing products.
- Acquired Allume Systems (formerly Aladdin Systems, Inc.) in April 2004 doubling the size of the company.
- Focused on-line direct marketer of high-quality products and services at affordable prices.

Stock Performance (2 Years)



Source: Yahoo.com

Key Metrics		
Price*	$	1.00
EPS (FY04)	$	0.09
Cash & Marketable Securities ($ M) ||		[illegible]
Cash per share*	$	0.28
Long Term Debt ($ M) ||		2.9
Debt to Equity ||		19%
Book Value / Share	$	1.28
Annual NOL Shield (20 yr duration)		$1.2m

* As of 09/09/04
|| As of 6/30/04

Market Data	
Market Cap ($ M)*	27.4
Enterprise value ($ M) ||	22.5
Shares Outstanding (M)*	27.4
Fully diluted Shares Outstanding (M) ||	29.3
60 Day Average Volume	66,000
Float (M)	10.5
Institutional Ownership	11%

* As of 09/09/04
|| As of 6/30/04

Valuation	
EV / Sales	2.85 x
Market Cap / Sales	3.22 x

Selected Financial Data (in $M, except per share data)	FY01 A	FY02 A	FY03 A	FY04 A	FY05 E
Sales					
Q1	$ 2.2	$ 1.1	$ 2.1	$ 1.6	$5.4 - 5.6
Q2	2.5	2.1	2.5	2.4	$5.9 - 6.3
Q3	2.3	2.6	2.5	2.1	$6.0 - 6.4
Q4	2.2	2.1	2.0	5.3	$6.2 - 6.5
FY (June)	$ 9.2	$ [illegible]	$ 9.1	$ [illegible]	[illegible]
EPS					
Q1	($0.05)	$0.51	($0.01)	($0.02)	($0.03 - .05)
Q2	(0.08)	0.20	0.00	0.02	0.0 - (0.03)
Q3	(0.01)	0.04	0.00	0.02	0.01 - 0.03
Q4	0.08	0.08	0.48	0.01	0.01 - 0.12
FY (June)	($0.12)	[illegible]	$0.47	[illegible]	[illegible]
Enterprise value / Sales	[illegible] x	2.7 x	[illegible] x	1.9 x	

We expect to receive $600K in cash from the ArtToday escrow in December 2004 and $2.0m from earn out payments in August 2005. Additionally, we hold marketable securities of $4.0M including 125,000 shares of Jupitermedia Corp (Nasdaq: JUPM) (9/8/2004 Price = $15.61)

IMSI OVERVIEW – Fact Sheet

IMSI

	Allume Systems	IMSI	Combined
Mailing List	1.5 million names	750K names	2.25 million names
Worldwide installed base	Over 10 million	Over 5 million	Over 15 million
Direct Marketing sales	Over 53% of FY 2004 sales	Over 46% of FY2004 sales	50% of FY2004 sales
Product/Distribution Highlights	#1 developer of utilities for Mac	#1 seller of CAD at Retail	Distribute over 100 software titles
		Distributor of over 15,000 stock house plans (1,500 company owned)	
	#1 reseller of 3rd party products in Digital River network		
Network Affiliations	Over 6,000 sites linked to Allume home page	Over 600 sites linked to IMSI home page	
	Over 6,400 sites linked to StuffIt.com home page		
Years actively selling in software space	Over 15 years	Over 20 years	

The combined companies represent a strong presence in the retail and on-line software markets with product and distribution breadth.

IMSI OVERVIEW
- *INTEGRATED MARKETING APPROACH*

IMSI

- **Revenue Generating Sites**
  - IMSIsoft.com
  - Allume.com
  - Houseplans.com
  - CADSymbols.com
  - CADalog.com

- **High Traffic Network Sites - Information Sites / Category Portals**
  - Highly Targeted (Turbocad.com)
  - High Traffic (Stuffit.com)
  - High Interest (Houseplans.com)

- **Integrated Channel Model across products utilizing**
  - Direct Marketing
  - Retail/Distribution
  - Licensing/Republishing

IMSI Overview – Selected Product List by Business Segment

IMSI

- **Consumer & Business Software Solutions:**
  - Utilities
    - StuffIt – Deluxe and Standard
    - Spring Cleaning
    - Internet Clean Up
    - SpamCatcher
    - Hijaak Image Manager
    - NetAcclerator
  - Business Applications
    - ClipArt&More 2,000,000
    - Animations&More
    - TurboTyping
    - Flowcharts & More
    - OrgChart Professional & Standard
- **Precision Design Software Solutions:**
  - TurboCAD Professional & Standard
  - FloorPlan 3D
  - TurboCAD CADCAM
  - DesignCAD
  - AllCAD
  - Instant Series



StuffIt
DELUXE



HIJAAK Image Manager
One-Click PC CleanUp
Spring Cleaning
ClipArt&More
2,000,000
PROTECT YOUR INTERNET PRIVACY
Internet Cleanup
STOP SPAM
SpamCatcher
Animations&More
50,000+



DesignCAD
AllCAD 2D
FlowCharts & More
OrgChart
TurboCAD
INSTANT Architect
TURBOCADCAM
FloorPlan 3D

IMSI OVERVIEW
Precision Design Services - *Houseplans, Inc.*

- Houseplans, Inc. distributes an extensive library stock house plans over the internet to contractors, architects, consumers and designers.

- Business was formed in November 2003 with the acquisition of Planworks, L.L.C. and since renamed to Houseplans, Inc.

- We currently host over 15,000 stock house plans which is # 1 in the industry (1,500 plans are company owned).

- Houseplans.com is the hub for our network of highly targeted stock house plan sites. We own several other sites which organically create traffic and drive revenue including
  - Houseplanguys.com
  - Houseplan.com
  - Homeplan.com

- Operating/Revenue Statistics
  - Revenue for FY 04 = $1.2M
  - Average Plan Sale > $650
  - 50,000 registered members


Houseplans.com
13,000 exceptional house plans

<u>FY 2005 Business Goals</u>

- Consolidate other high traffic sites to drive revenue growth
- Acquire design content increase Gross Margin
- Source partnership deals to drive revenue and net income

IMSI OVERVIEW - Product Revenue



Pro Forma
Revenue by Product Family - FY 2004
Utilities 47%
Precision Design Software 26%
Precision Design Services 7%
Business Applications & Other 20%



Pro Forma Revenue by Distribution Channel - FY 2004
Direct Marketing 50%
Retail / Distribution 41%
Licensing / Republishing 9%

Pro Forma Revenue by Product Family --	FY 2004
Precision Design Software	26%
Precision Design Services	7%
Utilities	47%
Business Applications & Other	20%
Total	**100%**

Pro Forma Revenue by Distribution Channel -- FY 2004	
Direct Marketing	50%
Retail / Distribution	41%
Licensing / Republishing	9%
Total	**100%**

The Pro Forma presentation combines the full year results of IMSI, Allume Systems and Houseplans, Inc. while excluding Keynomics.

IMSI OVERVIEW - Product Revenue (continued)

- **Product Families:**
  - **Precision Design Software:**
    - TurboCAD
    - DesignCAD
    - Instant Series
    - FloorPlan
  - **Precision Design Services:**
    - Houseplans.com
    - CAD Symbols.com
    - Cadalog.com
  - **Utilities:**
    - StuffIt
    - Spamcatcher
    - Spring Cleaning
    - Hijaak
  - **Business Applications & Other:**
    - Flowcharts & More
    - ClipArt & More 2,000,000
    - Animations & More
- **Distribution Channels Facts:**
  - On-line (ESD) sales represent 27% of total sales
  - International sales are primarily "Licensing / Republishing" sales



Pro Forma Revenue by Product Family and Distribution Channel - FY 2004
100%
80%
60%
40%
20%
0%
Precision Design Software
Precision Design Services
Business Applications & Other
Utilities
Direct Marketing
Retail / Distribution
Licensing / Republishing

Pro Forma Revenue by Product Family and Distribution Channel	Precision Design Software	Precision Design Services	Business Applications & Other	Utilities
Direct Marketing	58%	100%	14%	53%
Retail / Distribution	21%	0%	68%	47%
Licensing / Republishing	21%	0%	18%	0%
Total	100%	100%	100%	100%

The Pro Forma presentation combines the full year results of IMSI, Allume Systems and Houseplans, Inc. while excluding Keynomics.

IMSI

Selected Customers

Direct Marketing

- Designers
- Architects
- Engineers
- Graphic Artists
- Small Business Owners
- Corporate, Education & Government

Licensing / Republishing

Retail / Distribution

IMSI Strategic Direction

- **Product Initiatives**
  - Strengthen and expand Utilities and Precision Design product and service offerings with a focus on
    - Adjacent Products and Services
    - Add On's and synergistic product opportunities
    - Expansion of the Corporate and International distribution channels

- **Channel Initiatives**
  - Continue to acquire and expand the reach of key traffic domains and websites to increase the percentage of direct sales to consumers and small business's.

IMSI Strategic Direction
- Acquisition Criteria

IMSI

- Strategic Fit
- Accretive to EPS
- Identifiable Revenue & Expense Synergies

Identifiable synergies will generate realizable increases in revenues and operating income which increase return on investment (ROI) and result in increased shareholder value.

IMSI Strategic Direction - Recent Events & Milestones

IMSI

- **Consumer Software Solutions:**
  - Closed purchase of Allume Systems (formerly Aladdin Systems) in April 2004.
  - Shipped StuffIt v8.5 for windows in April 2004.
  - StuffIt Deluxe v8.5 awarded PC Magazine's Editors Choice Award in May 2004.
  - Shipped #1 rated Spamcatcher in December 2003.
- **Precision Design Solutions :**
  - New distribution/license agreements with Encore for TurboCAD.
  - Shipped TurboCAD v. 10 in March 2004.
  - Launched TurboCAD/CAM v.2.5 in August 2004.
  - Shipped DesignCAD v15 Upgrade in June 2004.
  - Acquired Planworks LLC in November 1003 (operator of www.houseplanguys.com)
    - Acquired Houseplans.com domain name and 2,000 architectural plans in Q1 2004
    - Announced hosting of more than 15,000 plans in August 2004; #1 in industry
  - Launched network of websites for CAD subscription service in November 2003.
    - Acquired CADSymbols.com &.net in October 2003 (Domain Names & Parts Library)
    - Acquired CADSymbol.net in November 2003 (Domain Names & 30M Parts Library)
    - Acquired Cadalog.com in September 2003 (Domain Names & Parts Library)
- **Other Company Events:**
  - Completed the sale of the Keynomics division in July 2004.

IMSI Recap

IMSI is a strong buy due to the following:

- PRODUCTS: A focus on selling content and services on-line to drive aggressive top line growth and operating earnings. Over 50% of Allume sales are via download.
- STRATEGY: Integrated marketing between all key products and services. E.g. TurboCAD.com, Houseplans.com.
- MANAGEMENT: An experienced and dedicated management team to lead company initiatives.

Appendix A –
Management Summary

- ***Executive Officers:***

- ***Martin Wade III CEO.*** Mr. Wade became a director and CEO of IMSI in August 2001. He brings to the Company a proven track record in mergers and acquisitions and investment banking. Prior to that, Mr. Wade served from 1998 to 2000 as an M&A banker at Prudential Securities and from 1996 to 1998 as a managing director in M&A at Salomon Brothers. From 1991 to 1996, Mr. Wade was the head of Investment Banking at C.J. Lawrence, Morgan Grenfell, where he was appointed to the Board of Directors. Martin Wade also spent six years in the M&A at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 M&A transactions involving various clients such as, Nike, Cornerstone National Gas Company, Landmark Graphics and Redken Laboratories, Inc. Mr. Wade was previously National Head of Investment Banking for Price Waterhouse in the mid 1990's. He is also a member of the Board of Directors for DiMon (NYSE: DMN), NexMed (OTC:NEXM), Command Security Corp. (OTC: CMMD.OB) and Energy Transfer Group of Dallas, Texas.

- ***Gordon Landies, President.*** Mr. Landies joined IMSI on September 1, 2001 as President subsequent to the proposed merger agreement between IMSI and DCDC. He brings to the Company 17 years of experience in management of software companies. Before joining IMSI Mr. Landies was a consultant and managing partner in GL Ventures, LLC providing services to software publishing and media companies. In 1999, Mr. Landies was the General Manager of the Home and Game division of Mattel Interactive. From 1994 to 1998 Mr. Landies held positions of Senior Vice President of sales and Executive Vice President for Mindscape, a $100+ million consumer software company. From 1990 to 1994 he was Vice President of sales for The Software Toolworks. Mr. Landies previously served on the Board of Directors of IMSI from 1995 to 1998 as well as on the Boards of Directors of Mindscape, Inc, Entertainment Universe, Inc. and several other private organizations. Mr. Landies graduated in 1981 from Northern Illinois University with a Masters of Business Administration and holds a B.S. in economics from Elmhurt College.

- ***William J. Bush, CFO*** Mr. Bush joined our executive team on September 2002. As the former Director of Business Development for Buzzsaw.com and former Corporate Controller and Finance Manager for the AutoCAD Product Division at Autodesk, he brings over 15 years of experience in accounting, financial support and business development to IMSI. Prior to joining IMSI, Mr. Bush was one of the founding members of Buzzsaw.com, a privately held company spun off from Autodesk, Inc. in 1999, focusing on online collaboration, printing and procurement applications. At Buzzsaw.com, Mr. Bush was responsible for establishing the company's finance and accounting infrastructure as well as leading its acquisition and financing efforts. From 1997 to 1999, Mr. Bush worked at Autodesk, Inc., the fourth largest software applications company in the world. As Corporate Controller at Autodesk, his responsibilities included financial planning and analysis, general accounting, and SEC and management reporting. Mr. Bush began his career in public accounting with Ernst & Young, and later with Price Waterhouse in Munich, Germany. He received a B.S. in Business Administration from U.C. Berkeley and is a Certified Public Accountant.

Appendix A – Management Summary

IMSI

- ***Executive Officers (continued):***
- ***Jonathan Kahn, President Allume Systems.*** Mr. Kahn joined the management of IMSI with the acquisition of Allume Systems in April 2004. Mr. Kahn is one of the original founders of Allume Systems and has served as a Director since 1988. Prior to becoming CEO in 1998, he served as President, and Vice President of Sales. Mr. Kahn has extensive expertise in software industry sales, marketing, business development and licensing arrangements. Mr. Kahn is a graduate of the University of Rhode Island with a B.A. in Economics.
- ***Robert Mayer, EVP Precision Design Group.*** Mr. Mayer served as the Company's Vice President of Sales from 1990 until 1995 and then as Executive Vice President of Worldwide Sales until March 2000 when he left the Company to serve as a Vice President at Adventa.com, Inc. Mr. Mayer rejoined the IMSI team in November 2000 as Executive Vice President. Mr. Mayer also served as a director from 1985 until May 1999. Mr. Mayer received a Bachelors of Arts degree from the University of California at Berkeley, and Masters of Science degree from the University of Washington.
- ***Marvin Mauer, VP Direct Sales & Marketing.*** Mr. Mauer joined IMSI in June 2003. He brings an incredible wealth of knowledge to IMSI from over 22 years in the software industry – 17 alone in direct marketing and sales. He has a remarkable track record of helping companies reinvigorate and greatly improve the success of their direct marketing and ecommerce operations. In addition to over eight years with Autodesk, he has held senior management positions in world-class companies such as GE, Broderbund, Mattel and most recently, Intuit.
- ***Don Casey, VP Education Sales;*** Mr. Casey joined IMSI in March 2003. Don has over 20 years of experience in the education market. In 1981, he began his career as a 3rd grade classroom teacher. He sold educational software to schools from 1983-1985 and received a Master of Education degree in Computer-Based Education from Arizona State University in 1987. He joined Mindscape in late 1994 as the Director of the Education Division where he increased education division sales to nearly $10 million. In March 1998, Don was promoted to Vice President of Education Sales for The Learning Company, a wholly owned subsidiary of Mattel, Inc.. Don later joined Classroom Connect, a well funded internet delivered professional development service, in late 1999 as Vice President of Sales and grew sales from $8 million to over $13.5 million. In late 2001, after Classroom Connect was acquired by Harcourt School Publishing, a division of Reed Elsevier, Don joined Teacher Created Materials as the Vice President of Sales and Marketing for the Curriculum Division and Increased Inside Sales 120% to over $1 million.

Appendix B – Selected Financial Information - IMSI

IMSI

International Microcomputer Software, Inc
Consolidated Statement of Operations
(in $ M except per share data)

	FY 03				FY 04				FY A			
	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	Q3 A	Q4 A	01	02	03	04
Net Sales	**$1.9**	**$2.0**	**$2.2**	**$2.0**	**$1.6**	**$2.4**	**$2.7**	**$5.3**	**$9.2**	**$8.0**	**$8.1**	**$12.0**
YoY change	*13%*	*0%*	*-7%*	*2%*	*-16%*	*20%*	*23%*	*165%*		*-13%*	*1%*	*48%*
QoQ change	*-3%*	*5%*	*10%*	*-9%*	*-20%*	*50%*	*13%*	*96%*				
COGS	0.5	1.1	1.1	1.3	0.6	0.8	1.0	1.7	2.9	2.7	4.0	4.1
Gross Profit	**1.4**	**0.9**	**1.1**	**0.7**	**1.0**	**1.6**	**1.7**	**3.6**	**6.3**	**5.3**	**4.1**	**7.9**
Operating Expenses												
Sales & Marketing	0.6	0.7	0.7	0.6	0.6	0.9	1.3	2.4	2.2	2.1	2.6	5.2
General & Administrative	0.9	0.4	0.8	0.8	0.7	1.0	0.8	1.4	3.0	3.5	2.9	3.9
Research & Development	0.3	0.4	0.3	0.3	0.4	0.5	0.6	1.1	1.9	1.4	1.3	2.6
Total Operating Expenses	1.8	1.5	1.8	1.7	1.7	2.4	2.7	4.9	7.1	7.0	6.8	11.7
Operating Income (Loss)	**(0.4)**	**(0.6)**	**(0.7)**	**(1.0)**	**(0.7)**	**(0.8)**	**(1.0)**	**(1.3)**	**(0.8)**	**(1.7)**	**(2.7)**	**(3.8)**
Other Income (Expenses)												
Interest (Expense)	-	(0.1)	(0.1)	(0.2)	-	-	-	(0.1)	(2.2)	(0.6)	(0.4)	(0.1)
Interest Income	-	-	-	-	-	-	-	-	-	-	-	-
Other Income - Other (charges)	0.2	0.3	0.1	(0.2)	0.3	0.1	1.8	0.6	1.7	10.2	0.4	2.8
Total Other Income (Expenses)	**0.2**	**0.2**	-	**(0.4)**	**0.3**	**0.1**	**1.8**	**0.5**	**(0.5)**	**9.6**	-	**2.7**
Net Income (Loss) Before Taxes	**(0.2)**	**(0.4)**	**(0.7)**	**(1.4)**	**(0.4)**	**(0.7)**	**0.8**	**(0.8)**	**(1.3)**	**7.9**	**(2.7)**	**(1.1)**
Income from Discontinued Operations	0.1	0.4	0.6	0.2	(0.1)	-	(0.2)	0.9	-	1.3	1.3	0.6
Gain from Discontinued Operations	-	-	-	12.2	-	1.0	-	-	-	-	12.2	1.0
Income Tax Benefit (Expense)	-	-	-	(0.1)	-	-	-	-	-	(0.1)	(0.1)	-
Net Income (Loss)	**($0.1)**	-	**($0.1)**	**$10.9**	**($0.5)**	**$0.3**	**$0.6**	**$0.1**	**($1.3)**	**$9.1**	**$10.7**	**$0.5**
EPS	**($0.01)**	**$0.00**	**$0.00**	**$0.48**	**($0.02)**	**$0.02**	**$0.02**	**$0.01**	**($0.12)**	**$0.83**	**$0.47**	**$0.03**

The financial results include the partial year effect of wholly owned subsidiaries Allume Systems and Houseplans, Inc.

Appendix B –
Selected Financial Information - IMSI

IMSI

International Microcomputer Software, Inc
Consolidated Statement of Operations

Common Size:	**FY 03**				**FY 04**				**FY A**			
	Q1 A	**Q2 A**	**Q3 A**	**Q4 A**	**Q1 A**	**Q2 A**	**Q3 A**	**Q4 A**	**01**	**02**	**03**	**04**
Net Sales	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
COGS	26%	55%	50%	65%	38%	33%	37%	32%	32%	34%	49%	34%
Gross Profit	**74%**	**45%**	**50%**	**35%**	**63%**	**67%**	**63%**	**68%**	**68%**	**66%**	**51%**	**66%**
Operating Expenses												
Sales & Marketing	32%	35%	32%	30%	38%	38%	48%	45%	24%	26%	32%	43%
General & Administrative	47%	20%	36%	40%	44%	42%	30%	26%	33%	44%	36%	33%
Research & Development	16%	20%	14%	15%	25%	21%	22%	21%	21%	18%	16%	22%
Total Operating Expenses	**95%**	**75%**	**82%**	**85%**	**106%**	**100%**	**100%**	**92%**	**77%**	**88%**	**84%**	**98%**
Operating Income (Loss)	**-21%**	**-30%**	**-32%**	**-50%**	**-44%**	**-33%**	**-37%**	**-25%**	**-9%**	**-21%**	**-33%**	**-32%**
Other Income (Expenses)												
Interest (Expense)	0%	-5%	-5%	-10%	0%	0%	0%	-2%	-24%	-8%	-5%	-1%
Interest Income	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Other Income - Other (charges)	11%	15%	5%	-10%	19%	4%	67%	11%	18%	128%	5%	23%
Total Other Income (Expenses)	**11%**	**10%**	**0%**	**-20%**	**19%**	**4%**	**67%**	**9%**	**-5%**	**120%**	**0%**	**23%**
Net Income (Loss) Before Taxes	**-11%**	**-20%**	**-32%**	**-70%**	**-25%**	**-29%**	**30%**	**-15%**	**-14%**	**99%**	**-33%**	**-9%**
Income Tax Benefit (Expense)	0%	0%	0%	-5%	0%	0%	0%	0%	0%	-1%	-1%	0%
Income from Discontinued Operations	5%	20%	27%	10%	-6%	0%	-7%	17%	0%	16%	16%	5%
Gain from Discontinued Operations	0%	0%	0%	610%	0%	42%	0%	0%	0%	0%	151%	8%
Net Income (Loss)	**-5%**	**0%**	**-5%**	**545%**	**-31%**	**13%**	**22%**	**2%**	**-14%**	**114%**	**132%**	**4%**

The financial results include the partial year effect of wholly owned subsidiaries Allume Systems and Houseplans, Inc.

Appendix B – Selected Financial Information - IMSI

International Microcomputer Software, Inc
Condensed Consolidated Balance Sheet

	Sep-02	Dec-02	Mar-03	Jun-03	Sep-03	Dec-03	Mar-04	Jun-04	Jun-01	Jun-02	Jun-03	Jun-04
	Condensed Consolidated Balance Sheet as of:											
Assets												
Cash and Cash Equivalents	$ 1.3	$ 1.2	$ 1.1	$ 10.4	$ 6.7	$ 5.2	$ 4.9	$ 3.2	$ 1.2	$ 2.5	$ 10.4	$ 3.2
Other Current Assets	2.2	2.4	2.4	1.2	2.6	3.4	4.0	7.4	1.7	2.1	1.2	7.4
Total Current Assets	3.5	3.6	3.5	11.6	9.3	8.6	8.9	10.6	2.9	4.6	11.6	10.6
Long-term Assets	2.6	2.3	2.1	2.7	4.0	6.0	7.0	17.7	3.1	2.8	2.7	17.7
Total Assets	**6.1**	**5.9**	**5.6**	**14.3**	**13.3**	**14.6**	**15.9**	**28.3**	**6.0**	**7.4**	**14.3**	**28.3**
Liabilities and Shareholders' Equity												
Current Liabilities	4.7	5.0	4.8	3.0	2.2	2.5	2.9	7.7	20.4	6.3	3.0	7.7
Long Term Liabilities	0.8	0.7	0.8	0.1	0.1	0.3	0.6	2.7	0.8	0.9	0.1	2.7
Total Liabilities	5.5	5.7	5.6	3.1	2.3	2.8	3.5	10.4	21.2	7.2	3.1	10.4
Shareholders' Equity	0.6	0.2	-	11.2	11.0	11.8	12.4	17.9	(15.2)	0.2	11.2	17.9
Total Liabilities and Shareholders' Equity	**$ 6.1**	**$ 5.9**	**$ 5.6**	**$ 14.3**	**$ 13.3**	**$ 14.6**	**$ 15.9**	**$ 28.3**	**$ 6.0**	**$ 7.4**	**$ 14.3**	**$ 28.3**

International Microcomputer Software, Inc
Ratio Analysis

	FY 03				FY 04				FY A			
	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	Q3 A	Q4 A	01	02	03	04
Liquidity Analysis ratios												
Current Ratio	0.7	0.7	0.7	3.9	4.2	3.4	3.0	1.4	0.1	0.7	3.9	1.4
Quick Ratio	0.6	0.6	0.7	3.8	4.0	3.2	2.9	1.2	0.1	0.7	3.8	1.2
Net Working Capital Ratio	(0.2)	(0.3)	(0.2)	0.6	0.5	0.4	0.4	0.1	(2.9)	(0.2)	0.6	0.1
Profitability Analysis Ratios												
ROA	-2%	-1%	-2%	110%	-3%	3%	4%	1%	-17%	137%	98%	3%
ROE	-32%	-14%	-118%	194%	-4%	4%	5%	1%	8%	-122%	185%	5%
Profit Margin	-7%	-3%	-5%	550%	-25%	17%	20%	4%	-13%	115%	132%	6%
EPS	($0.01)	$0.00	$0.00	$0.48	($0.02)	$0.02	$0.02	$0.01	($0.12)	$0.83	$0.47	$0.03
Activity Analysis Ratios												
Assets Turnover Ratio	0.3	0.3	0.4	0.2	0.1	0.2	0.2	0.2	1.3	1.2	0.7	0.6
Accounts Receivable Turnover Ratio	2.0	1.7	1.7	1.9	2.0	2.4	2.3	2.9	9.2	9.2	10.6	7.4
Inventory Turnover Ratio	1.1	2.2	2.8	4.4	1.9	1.9	2.2	2.2	19.5	10.9	12.0	6.0
Capital Structure Analysis ratios												
Debt to Equity Ratio	1.3	4.9	30.4	-	-	-	-	0.2	(0.1)	3.4	-	0.2

Appendix C –
Allume Systems Overview

- Founded 1988; went public in 1997; Traded under the ALHI.OB symbol
- Direct marketing driven software developer & publisher of utility applications
  - 1.5 million customer names
  - 500K software downloads per month
- Products include
  - StuffIt
  - Spring Cleaning
  - Internet CleanUp
  - Spamcatcher
- Developer Toolkit enhances and extends 3rd party products with StuffIt. The company licenses to software publishers, developers, VARs, vendors, product managers, and network administrators the following;
  - StuffIt Installer Maker™
  - StuffIt Engine™
  - StuffIt Express ™


Aladdin Systems
Internet Cleanup
STOP SPAM
Spam Catcher
Spring Cleaning
Windows Products


StuffIt
StuffIt Deluxe
$39.99

Appendix C –
Allume Systems Overview
Selected Financial Information

Allume Systems, Inc
Consolidated Statement of Operations
(In $M except per share data)

	FY 02				FY 03				FY 04		FY A	FY A
	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	02	03
Net Sales	$ 1.4	$ 1.7	$ 1.9	$ 2.4	$ 2.0	$ 1.8	$ 2.0	$ 2.5	$ 2.3	$ 2.2	$ 7.5	$ 8.4
YoY change					*41%*	*0%*	*5%*	*5%*	*13%*	*20%*		*13%*
QoQ change		*17%*	*10%*	*24%*	*-10%*	*-10%*	*11%*	*25%*	*-10%*	*-4%*		
COGS	0.1	0.2	0.2	0.3	0.3	0.2	0.2	0.3	0.2	0.5	0.7	1.1
Gross Profit	1.3	1.5	1.7	2.2	1.7	1.6	1.8	2.2	2.1	1.7	6.7	7.3
Operating Expenses												
Sales & Marketing	0.8	0.7	0.7	0.8	0.8	0.8	0.8	1.0	1.0	0.8	3.0	3.4
General & Administrative	0.3	0.2	0.2	0.2	0.3	0.2	0.2	0.3	0.4	0.5	0.9	1.1
Research & Development	0.5	0.4	0.5	0.5	0.5	0.5	0.6	0.5	0.6	0.3	1.9	2.1
Total Operating Expenses	1.5	1.4	1.4	1.6	1.6	1.6	1.6	1.9	1.9	1.6	5.8	6.7
Operating Income (Loss)	(0.2)	0.1	0.3	0.6	0.1	0.0	0.2	0.3	0.1	0.0	0.9	0.6
Interest & Other Income (Expenses)	(0.0)	(0.0)	(0.0)	(0.0)	0.0	0.0	0.0	0.0	0.0	-	(0.0)	0.0
Net Income (Loss) Before Taxes	(0.2)	0.1	0.3	0.6	0.1	0.0	0.2	0.3	0.2	0.0	0.8	0.7
Income Tax Benefit (Expense)	(0.0)	-	-	0.0	-	-	-	-	-	-	(0.0)	-
Net Income (Loss)	$ (0.2)	$ 0.1	$ 0.3	$ 0.6	$ 0.1	$ 0.0	$ 0.2	$ 0.3	$ 0.2	$ 0.0	$ 0.9	$ 0.7

Fiscal Year ends December 31

Financial results include the partial year effect of wholly owned subsidiary DevDepot, Inc and exclude certain one-time and acquisition related charges in Q2 FY '04.

Appendix C –
Allume Systems Overview
Selected Financial Information

IMSI

Common Size:

Allume Systems, Inc
Consolidated Statement of Operations

Allume Systems

	FY 02				FY 03				FY 04	FY 04	FY 02 A	FY 02 A
	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q1 A	02	03
Net Sales	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
COGS	9%	10%	10%	11%	15%	12%	12%	13%	10%	25%	10%	13%
Gross Profit	91%	90%	90%	89%	85%	88%	88%	87%	90%	75%	90%	87%
Operating Expenses												
Sales & Marketing	54%	42%	37%	35%	41%	44%	39%	41%	42%	38%	41%	41%
General & Administrative	19%	14%	11%	9%	15%	13%	12%	14%	17%	24%	13%	13%
Research & Development	33%	26%	24%	20%	25%	30%	27%	21%	26%	13%	25%	25%
Total Operating Expenses	106%	81%	72%	65%	80%	87%	78%	75%	84%	74%	78%	79%
Operating Income (Loss)	-15%	9%	17%	25%	5%	1%	10%	12%	6%	1%	12%	7%
Interest & Other Income (Expenses)	-1%	0%	0%	0%	0%	1%	0%	1%	1%	0%	0%	1%
Net Income (Loss) Before Taxes	-15%	8%	17%	25%	5%	2%	10%	13%	7%	1%	11%	8%
Income Tax Benefit (Expense)	-2%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Net Income (Loss)	-14%	8%	17%	25%	5%	2%	10%	13%	7%	1%	12%	8%

Financial results include the partial year effect of wholly owned subsidiaries DevDepot, Inc and exclude certain one-time and acquisition related charges..